N-2	6 Months Ended
Dec. 31, 2025
Cover [Abstract]
Entity Central Index Key	0002027076
Amendment Flag	false
Document Type	N-CSRS
Entity Registrant Name	Prospect Enhanced Yield Fund
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]

INVESTMENT OBJECTIVE

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our net assets plus borrowings for investment purposes, in non-mortgage related structured credit instruments. Our investments may take the form of asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”) and other securitized investments representing interests in cashflows from various assets, such as loans, leases, and warehouse facilities.

Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Document Period End Date	Dec. 31, 2025